SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 1, 2007
Date of report (Date of earliest event reported)

____________________________________

NANO SUPERLATTICE TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50177	95-4735252
(State or Other Juris-	(Commission File No.)	(IRS Employer
diction of Incorporation)		Identification No.)

No. 666, Jhensing Rd, Gueishan Township, Taoyuan County 333, Taiwan, ROC
(Address of principal executive offices, including zip code)

011-886-3-349-8677
(Registrant’s telephone number, including area code)

____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

     On October 1, 2007, Alan Lew resigned from his position as the Company’s Chief Operating Officer, effective immediately.

Signatures:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2007

Nano Superlattice Technology, Inc.

By:	/s/ Alice Tzu-Shia Hwang
Name: Alice Tzu-Shia Hwang
Title: President and Chief Executive Officer